UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14(a)-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Section 240.14a-12

TOWER BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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The following material was made available to customers of Graystone Tower Bank beginning June 21, 2011.

For our customers:

SUMMARY

On June 20, 2011, Tower Bancorp, Inc. (Tower), the parent company of Graystone Tower Bank, and Susquehanna Bancshares, Inc. (Susquehanna) announced the execution of a definitive merger agreement. The combined holding company, Susquehanna Bancshares, Inc., will be headquartered in Lititz, PA and, subject to the successful completion of Susquehanna’s pending acquisition of Abington Bancshares, Inc. (Abington), will result in total assets of approximately $17.8 billion and an extensive branch network of over 260 offices, giving our retail and business customers access to a broad array of products, services and enhanced technology.

Key Tower Bancorp, Inc. leaders will be added to Susquehanna’s company leadership team, including:

•	Andrew Samuel as President and Chief Revenue Officer of Susquehanna Bancshares, Inc.

•	Jeffrey Renninger as Executive Vice President of Susquehanna Bank and Senior Vice President of Susquehanna Bancshares, Inc.

•	Janak Amin as Executive Vice President of Susquehanna Bank and Senior Vice President of Susquehanna Bancshares, Inc.

This acquisition plays to the strengths of both institutions. The resulting organization will be rooted in the ideals of community banking, committed to exceptional customer service and devoted to a strong corporate culture with a clear vision. It will provide strength, size and stability for employees, customers, shareholders and our communities.

Tower Bancorp, Inc. is the parent company of Graystone Tower Bank, a full-service community bank operating 49 branch offices in central and southeastern Pennsylvania and Maryland through three divisions, Graystone Bank, Tower Bank, and 1N Bank. With total assets of approximately $2.6 billion, Tower Bancorp’s unparalleled competitive advantage is its employees and a strong corporate culture paired with a clear vision that provides customers with uncompromising service and individualized solutions to every financial need. Tower Bancorp’s common stock is listed on the NASDAQ Global Select Market under the symbol “TOBC.” More information about Tower Bancorp and its divisions can be found on the internet at www.yourtowerbank.com, www.graystonebank.com and www.towerbancorp.com.

Susquehanna Bancshares, Inc. is a financial services holding company with assets of approximately $14 billion. Headquartered in Lititz, Pennsylvania, the company provides banking and financial services at more than 220 branch locations in the mid-Atlantic region. Through Susquehanna Wealth Management, the company offers investment, fiduciary, brokerage, insurance, retirement planning and private banking services with approximately $6 billion in assets under management and administration. Susquehanna also operates an insurance brokerage and employee benefits company, a commercial finance company and a vehicle leasing company.

Pending the customary conditions and shareholder and regulatory approvals, the transaction is expected to close during the first quarter of 2012.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT:

Susquehanna and Tower intend to file with the SEC a joint proxy statement/prospectus and other relevant materials in connection with the merger. The joint proxy statement/prospectus will be mailed to the shareholders of Susquehanna and Tower. Investors and security holders of Susquehanna and Tower are urged to read the proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Tower, Susquehanna and the merger. In connection with the proposed merger, Susquehanna will file a registration statement on Form S-4 with the SEC. The registration statement will include the joint proxy statement for Susquehanna and Tower, which will also constitute a prospectus of Susquehanna. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Susquehanna or Tower with the SEC, may be obtained free of charge at the SEC’s Web site at http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Tower by contacting Brent Smith, Tower Bancorp, Inc., telephone: 717-724-4666 or from Tower’s Web site at www.towerbancorp.com. Investors and security holders may obtain free copies of the documents filed with the SEC by Susquehanna by contacting Abram G. Koser, Susquehanna Bancshares, Inc., 26 North Cedar Street, Lititz, PA 17543, telephone: 717-626-4721 or from Susquehanna’s web site at www.susquehanna.net.

Susquehanna, Tower and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from shareholders of Susquehanna and Tower in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Susquehanna and Tower in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of Susquehanna in its Annual Report on Form 10-K for the year ended December 31, 2010 and in its definitive proxy statement filed with the SEC on March 18, 2011. You can find information about Tower’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2010 and in its definitive proxy statement filed with the SEC on April 8, 2011.

Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Customer Questions:

Will the account numbers, products, and/or services for customers change?

Customers will experience changes in some of their products and services and they will have the benefit of:

•	An extensive branch network

•	Additional technology such as mobile banking

•	Expanded products and services

•	Exceptional service

It is our commitment not to change account numbers if possible, but at this time we are unsure if account numbers will need to change. As further research is completed, we will communicate anticipated changes with customers. Our goal is to make the transition as seamless as possible for our customers.

Will there be any office changes?

We acknowledge that there will be some branch overlap in the expanded footprint at the combined institution. We will communicate this information as soon as possible. An evaluation will be conducted to determine the overlap.

What will happen to my Tower Bancorp, Inc. Stock?

Upon completion of the acquisition, all shares of Tower Bancorp, Inc. stock will be exchanged for shares of Susquehanna Bancshares, Inc. stock (NASDAQ: SUSQ) or cash, subject to certain shareholder election and allocation procedures. Please refer to www.towerbancorp.com for additional shareholder information.

Where can I learn more about Susquehanna Bank and Graystone Tower Bank?

If you are interested in finding out more information about our financial institutions, please visit the websites at: www.susquehanna.net, www.towerbancorp.com (Tower Bancorp, Inc.), www.graystonebank.com (Graystone Bank), www.yourtowerbank.com (Tower Bank) and www.1nbank.com (1N Bank).

This document contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995, which are based on Susquehanna’s and Tower’s current expectations, estimates and projections about future events. This includes statements regarding the timing of the merger transaction, the business plans and integration efforts once the transaction is complete, Susquehanna’s ability to expand its services and realize growth and efficiencies through the acquisition of Tower, Susquehanna’s expectations regarding the internal rate of return on the acquisition, merger-related expenses and the impact of the transaction on Susquehanna’s earnings, market share and capital position. These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties, such as whether the merger will be approved by the shareholders of Susquehanna and Tower or by regulatory authorities, whether each of the other conditions to closing set forth in the merger agreement will be met, Susquehanna’s ability to integrate Tower as planned and the general effects of financial, economic, regulatory and political conditions affecting the banking and financial services industries. Accordingly, actual results may differ materially. Neither Susquehanna nor Tower undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For additional factors that may affect future results, please see filings made by Susquehanna and Tower with the Securities and Exchange Commission (“SEC”), including their Annual Reports on Form 10-K for the year ended December 31, 2010, and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2011.

We thank you for your business and look forward to continuing to serve you!

We are excited to announce that on June 20, 2011, Tower Bancorp, Inc. (Tower), the parent company of Graystone Tower Bank, a full-service community bank operating as Graystone Bank, Tower Bank, and 1N Bank, entered into a definitive agreement to merge with Susquehanna Bancshares, Inc. (Susquehanna). The combined holding company, Susquehanna Bancshares, Inc., will be headquartered in Lititz, PA and will offer an extensive branch network giving access to a broad array of products, services and enhanced technology to our retail and business customers.

Our combined strength*:

•	Branch network of over 260 offices serving 39 counties in four states (PA, MD, NJ and WV).

•

This partnership will incorporate high level care for customers and employees as evidenced by recent accolades. Susquehanna Bank ranked second among Mid-Atlantic banks in a 2011 prestigious retail banking satisfaction study. Graystone Tower Bank has been recognized as a Best Place to Work in Pennsylvania each year since its inception – 2006, 2007, 2008, 2009 and 2010.

•	The holding company headquarters will remain in central Pennsylvania.

•	Both banks share rich heritages and have been serving their communities for over 100 years.

•

The resulting organization will be rooted in the ideals of community banking, committed to exceptional customer service and devoted to a strong corporate culture with a clear vision. The combined operation will provide strength, size and stability for employees, customers, shareholders and our communities.

•	Assets of approximately $18 billion.

Key Tower Bancorp, Inc. leaders will be added to Susquehanna’s company leadership team, including:

•	Andrew Samuel as President and Chief Revenue Officer of Susquehanna Bancshares, Inc.

•	Jeffrey Renninger as Executive Vice President of Susquehanna Bank and Senior Vice President of Susquehanna Bancshares, Inc.

•	Janak Amin as Executive Vice President of Susquehanna Bank and Senior Vice President of Susquehanna Bancshares, Inc.

Pending the customary conditions and shareholder and regulatory approvals, the transaction is expected to close during Q1’12.

*	Subject to the successful completion of Susquehanna’s pending acquisition of Abington Bancshares, Inc. (Abington).

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT:

Susquehanna and Tower intend to file with the SEC a joint proxy statement/prospectus and other relevant materials in connection with the merger. The joint proxy statement/prospectus will be mailed to the shareholders of Susquehanna and Tower. Investors and security holders of Susquehanna and Tower are urged to read the proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Tower, Susquehanna and the merger. In connection with the proposed merger, Susquehanna will file a registration statement on Form S-4 with the SEC. The registration statement will include the joint proxy statement for Susquehanna and Tower, which will also constitute a prospectus of Susquehanna. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Susquehanna or Tower with the SEC, may be obtained free of charge at the SEC’s Web site at http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Tower by contacting Brent Smith, Tower Bancorp, Inc., telephone: 717-724-4666 or from Tower’s Web site at www.towerbancorp.com. Investors and security holders may obtain free copies of the documents filed with the SEC by Susquehanna by contacting Abram G. Koser, Susquehanna Bancshares, Inc., 26 North Cedar Street, Lititz, PA 17543, telephone: 717-626-4721 or from Susquehanna’s web site at www.susquehanna.net.

Susquehanna, Tower and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from shareholders of Susquehanna and Tower in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Susquehanna and Tower in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of Susquehanna in its Annual Report on Form 10-K for the year ended December 31, 2010 and in its definitive proxy statement filed with the SEC on March 18, 2011. You can find information about Tower’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2010 and in its definitive proxy statement filed with the SEC on April 8, 2011.

Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Our combined presence*:

A branch network of over 260 offices serving 39 counties in four states (PA, MD, NJ and WV).

Pennsylvania: Adams, Bedford, Berks, Bucks, Centre, Chester, Cumberland, Dauphin, Delaware, Franklin, Fulton, Lancaster, Lebanon, Lehigh, Luzerne, Lycoming, Montgomery, Northampton, Northumberland, Philadelphia, Schuylkill, Snyder, Union and York

Maryland: Allegany, Anne Arundel, Baltimore, Carroll, Garrett, Harford, Howard, Washington and Worcester

New Jersey: Atlantic, Burlington, Camden, Cumberland and Gloucester

West Virginia: Berkeley

Lycoming
Luzerne
Centre
Union
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
Dauphin
Harrisburg
Lebanon
Berks
Bucks
Montgomery
Cumberland
Lancaster
Chester
Philadelphia
Bedford
Fulton
Franklin
Adams
York
Delaware
Burlington
Camden
Garrett
Allegany
Washington
Carroll
Harford
Gloucester
Berkeley
Baltimore
Atlantic
Baltimore
Cumberland
Howard
Anne Arundel
Washington D.C.
Worcester

Susquehanna Bancshares, Inc.	Tower Bancorp, Inc.

(NASDAQ: SUSQ)	(NASDAQ: TOBC)

www.susquehanna.net	www.towerbancorp.com

This document contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995, which are based on Susquehanna’s and Tower’s current expectations, estimates and projections about future events. This includes statements regarding the timing of the merger transaction, the business plans and integration efforts once the transaction is complete, Susquehanna’s ability to expand its services and realize growth and efficiencies through the acquisition of Tower, Susquehanna’s expectations regarding the internal rate of return on the acquisition, merger-related expenses and the impact of the transaction on Susquehanna’s earnings, market share and capital position. These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties, such as whether the merger will be approved by the shareholders of Susquehanna and Tower or by regulatory authorities, whether each of the other conditions to closing set forth in the merger agreement will be met, Susquehanna’s ability to integrate Tower as planned and the general effects of financial, economic, regulatory and political conditions affecting the banking and financial services industries. Accordingly, actual results may differ materially. Neither Susquehanna nor Tower undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For additional factors that may affect future results, please see filings made by Susquehanna and Tower with the Securities and Exchange Commission (“SEC”), including their Annual Reports on Form 10-K for the year ended December 31, 2010, and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2011.